EXHIBIT 99.1

Amedisys, Inc.

www.amedisys.com

NASDAQ: AMED

November 2006

Forward Looking Statements

Statements contained in this presentation which are not historical facts are forward-looking statements. These forward-looking statements and all other statements that may be contained in this presentation that are not historical facts are subject to a number of risks and uncertainties, and actual results may differ materially than those forecasted. Such forward-looking statements are estimates reflecting the best judgment of Amedisys, Inc. management based upon currently available information. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by Amedisys, Inc. with the Securities and Exchange Commission, and forward-looking statements contained herein, or other public statements of Amedisys, Inc. or its management should be considered in light of those factors.

Offering Summary

Issuer	Amedisys, Inc.
Offering size:
Shares	3.0 million (primary)
Use of proceeds	Repayment of $43.1 million term loan, general corporate purposes, and possible acquisitions
Expected pricing	November 15/16, 2006
Underwriters	Raymond James
Wachovia Securities
UBS Investment Bank
CIBC World Markets
JPMorgan

Investment Highlights

. Large, growing and fragmented industry

. Focus on home nursing and related services to Medicare population

. Strong internal growth and cash flow with low recurring cap ex

. Proven operating model supported by sophisticated technology system

. Demonstrated ability to identify and integrate acquisitions

. Substantial liquidity and balance sheet capacity to fund external growth

. Extensive delivery platform ideally positioned for Medicare disease management initiatives and payor diversification

. Experienced management team

Management Team

• William F. Borne - Chairman and Chief Executive Officer

- CEO since founding the Company in 1982

- Registered nurse, extensive hospital administrative and clinical experience

• Larry R. Graham - President and Chief Operating Officer

- Joined Amedisys in 1996; COO since 1999; President since 2004

- General Health Systems

- Arthur Andersen

• John F. Giblin, CPA - Chief Financial Officer

- Joined Amedisys in October 2006

- CFO of Crawford & Company

- Arthur Andersen

Corporate Overview

. Leading provider of home nursing services

. 2651 locations primarily in the southern United States

. Services include skilled nursing and therapy

. Medicare accounts for approximately 93% of revenue year-to-date

. Hospice care accounts for ~ 7% of revenue year-to-date

1) As of November 3, 2006

Our Locations1

• Largest home nursing provider in the southern United States

- 252 home nursing locations (shown)

- 13 hospice locations

4 2 1

3

2 17 7 4 49

1 13 1

16

5 26 40 11 13

37

CON State

Non-CON State

1) As of November 3, 2006

Our Strategy

. Focus on Medicare-eligible patients

. Develop and deploy specialized nursing programs

. Expand disease management capabilities

. Prioritize internal growth

. Select, acquire and integrate quality home care agencies

. Leverage cost-efficient operating platform

Home Health Care Spending

. Home health care is a $62.8 billion industry

. Home nursing is the largest segment in the home health industry

. Medicare spending for home nursing totaled $13.1 billion in 2005

Home Health Industry Expenditures ($ billions)

Infusion Therapy $5.5

Respiratory Therapy $8.4

Durable Medical Equipment $2.8

Home Nursing $46.1

Medicare Home Nursing $13.1

Home Nursing (Commercial, Medicaid & Other) $23.3

Hospice $9.7

Source: Company Reports, CMS and CIBC World Markets Corp. estimates for 2005

Home Nursing Market

. Industry is highly fragmented

. 8,100 Medicare-certified nursing agencies

. Most are single-site or small local or regional providers:

- Independently-owned agencies

- Visiting nurse associations

- Facility- and hospital-based agencies

. Publicly-owned providers account for less than 7% of the home nursing market

Industry Growth Drivers

. Trend from inpatient to home-based care:

- Patient preference

- Payor incentives

- Technology advancements

. Demographics – aging population

. Increased prevalence of chronic and co-morbid conditions

Internal Growth

. Strong internal growth in Medicare admissions

- Approximately 11% for Q3 2006 and 13% year-to-date

. Internal growth being driven by:

- Overall industry growth

- Expanded and more effective sales force

- Comprehensive range of clinical programs

- Enhanced referral source education efforts

- Increased focus on start-ups

Start-Up Strategy

. Start-ups typically generate $1.5 - $2.0 million in run-rate revenue by the end of their second year of operations

. ~ 18 months to recoup the $250,000 - $350,000 investment

Yearly Start-Ups

40

40

35

30

25

20 27 13 8

10

0

2003 2004 2005 2006 2007

Completed

Projected

* As of September 30, 2006

Acquisition Strategy

Disciplined approach

. Acquisition criteria:

- Defined pricing objectives

- Targeted geographic profile

- Compatible payor mix

- Consistent clinical metrics

- Expandable referral base

- Opportunities for internal growth

. Target hospital-based and multi-site agencies

. Seven acquisitions over the last twelve months; 15 agencies representing $20 million in revenues

Investments in Technology

. Strategic advantages from technology

. Standardized processes:

- Automated review of assessment forms

- Automatic scheduling

- Web-based HR and payroll system

. Centralized management of clinical oversight/utilization:

- Real-time episode analysis

- Daily/weekly review of quality indicators

- Executive information system

. Point of care roll-out currently underway:

- Rolled out to 72 sites as of 9/30/06 and 90 by year-end 2006

- Target completion date: June 2007

- Expect $1.0 - $1.5 million in quarterly savings beginning 3Q 2007

- One-time cap ex investment of $9 - $10 million

Comprehensive Compliance Program

Local Level	Regional Level	Corporate Level
. Clinical nurse review of assessments	. Unannounced compliance & billing audits	. Semi-annual clinical/compliance reviews
. Standardized care plans
. Physician review/approval	. Regional directors monitor compliance status and resolve errors	. Compliance review of metric variances
. Weekly case conferences		. Compliance manager site visits
. Monthly audits	. Real-time monitoring capability of local level activity via point-of-care system	. Compliance training for all employees
. End of episode case review		. Compliance concerns hotline
. Point-of-care system enhances clinical documentation accuracy with real-time assessment input		. Annual Sarbanes-Oxley audit

Medicare Prospective Payment System

. Implemented in October 2000

. Base payment for 60-day episode of care

- Adjusted for patient acuity and market factors

- Reviewed and updated annually

. Encourages efficient delivery of care

. Benefits high-quality/low-cost providers

Medicare Reimbursement

. Outlook for 2007 and 2008

- Market basket

- Case mix weighting

- Rural add-on

- Therapy threshold

Financial Highlights

. Increasing revenue

. Expanding margins

. Cash flow/low cap ex requirements

. Consistent EPS growth

. Strong balance sheet to fund future growth

Summary Financial Results1

	($ millions, except per share data)
Nine Months Ended September 30,
	CY2004	CY2005	2005	2006
Net revenue	$ 227.1	$ 381.6	$262.7	$397.1
Period-over-period growth	59.4%	68.0%	61.5%	51.2%
Gross margin	131.0	218.5	152.1	224.8
Margin	57.7%	57.3%	57.9%	56.6%
Operating income	33.4	50.1	38.2	46.5
Margin	14.7%	13.1%	14.5%	11.7%
EBITDA	37.4	57.2	43.3	53.8
Margin	16.4%	15.0%	16.5%	13.5%
Fully-diluted EPS	$1.51	$1.88	$1.44	$1.65
Period-over-period growth	81.9%	24.5%	28.6%	14.7%

1) Per share amounts have not been adjusted for the 4:3 split announced by the Company on October 25, 2006. The record date for that split is November 27, 2006.

EBITDA is net income before provision for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. Rather, EBITDA is presented because it is a widely accepted supplemental financial measure that we believe provides relevant and useful information. Our calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since all companies do not calculate this non-GAAP measure in the same manner.

Summary Quarter Financial Results

($ millions, except per share data)

	Calendar Year 2006
	Q1	Q2	Q3
Net revenue	$127.2	$132.9	$137.0
Period-over-period growth	80.6%	66.0%	22.2%
Gross margin	71.4	76.2	77.2
Margin	56.2%	57.4%	56.3%
Operating income	12.7	15.7	18.2
Margin	10.0%	11.8%	13.3%
EBITDA	15.2	18.2	20.4
Margin	11.9%	13.7%	14.9%
Fully-diluted EPS	$0.45	$0.55	$0.64
Period-over-period growth	—	10.7%	32.9%

EBITDA is net income before provision for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. Rather, EBITDA is presented because it is a widely accepted supplemental financial measure that we believe provides relevant and useful information. Our calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since all companies do not calculate this non-GAAP measure in the same manner.

Net Revenue

. Revenue of $381.6 million in 2005; 68.0% year-over-year growth

. Revenue of $397.1 million year-to-date 2006; 51.2% period-over-period growth

. Revenue of $137.0 million for 3Q 2006; 22.2% quarter-over-quarter growth

. Strong internal growth

Year-Over-Year Revenue

($ millions)

$500

$400

$300

$200

$100

$0

2003 2004 2005 YTD 2006

Quarterly Revenue

($ millions)

$160

$140

$120

$100

$80 2005

$60 2006

$40

$20

$0

Q1 Q2 Q3 Q4

EBITDA1

. EBITDA of $57.2 million in 2005; 52.9% year-over-year increase

. EBITDA of $53.8 million year-to-date 2006; 24.2% period-over-period increase

. EBITDA of $20.4 million for 3Q 2006; 25.8% quarter-over-quarter increase

Year-Over-Year EBITDA

($ millions)

$70

$60

$50

$40

$30

$20

$10

$0

2003 2004 2005 YTD 2006

Quarterly EBITDA

($ millions)

$30

$20 2005

$10 2006

$0

Q1 Q2 Q3 Q4

1) EBITDA is net income before provision for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. Rather, EBITDA is presented because it is a widely accepted supplemental financial measure that we believe provides relevant and useful information. Our calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since all companies do not calculate this non-GAAP measure in the same manner.

Earnings Per Share1

. Fully-diluted EPS of $1.88 for 2005; 24.5% year-over-year increase

. Fully-diluted EPS of $1.65 year-to-date 2006; 14.7% period-over-period increase

. Fully-diluted EPS of $0.64 for 3Q 2006; 32.9% quarter-over-quarter increase

Year-Over-Year EPS1

$2.00

$1.50

$1.00

$0.50

$0.00

2003 2004 2005 YTD 2006

Quarterly EPS1

$0.70

$0.60

$0.50

$0.40 2005

$0.30 2006

$0.20

$0.10

$0.00

Q1 Q2 Q3 Q4

1) Results have not been adjusted for the 4:3 split announced by the Company on October 25, 2006. The record date for that split is November 27, 2006.

Capitalization Summary

	($ in thousands)
	September 30, 2006
	Actual	Adjusted
Cash and cash equivalents	$ 9,855	$ 82,574
Debt and capital lease obligations:
Long-term debt, including current portion	$ 47,137	$ 4,012
Capital lease obligations, including current portion	792	792
Total debt and capital lease obligations	47,929	4,804
Stockholders’ equity	231,754	346,607
Total capitalization	$279,683	$ 351,411
Net debt / LTM EBITDA	0.6x	—

Guidance

CY20061	Net revenue:	$530 - $540 million
	EPS:	$2.30 - $2.35
	Diluted shares:	16.8 million
CY20072	Organic revenue growth:	~ 15%
	EBITDA margin:	~ 15%

1) Excludes one time charges associated with retirement of the Company’s senior term loan.

2) Assumes no market basket increase or utilization of proceeds.

Investment Highlights

. Large, growing and fragmented industry

. Focus on home nursing and related services to Medicare population

. Strong internal growth and cash flow with low recurring cap ex

. Proven operating model supported by sophisticated technology system

. Demonstrated ability to identify and integrate acquisitions

. Substantial liquidity and balance sheet capacity to fund external growth

. Extensive delivery platform ideally positioned for Medicare disease management initiatives and payor diversification

. Experienced management team